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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    March 28, 2001
                                                        ----------------------


                                  Ablest Inc.
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               (Exact name of registrant as specified in charter)


          Delaware                         0-7907               65-0978462
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(State or other jurisdiction            (Commission           (IRS Employer
    of incorporation)                   File Number)        Identification No.)


1901 Ulmerton Road, Suite 300, Clearwater, Florida                 33762
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (727) 299-1200
                                                   ----------------------------


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         (Former name or former address, if changed since last report)





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ITEM 4:  CHANGES IN REGISTRANT'S CERTFYING ACCOUNTANTS

  (a)    Previous independent accountants.

         (i) On March 28, 2001, the Registrant dismissed the accounting firm of KPMG LLP as its independent accountants effective immediately.

         (ii) KPMG LLP's reports on the consolidated financial statements for the past two years contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) During the Registrant's fiscal years ended December 31, 2000 and December 26, 1999 the accountant's reports were unqualified and there were no disagreements with the accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused the accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

         (iv) The Registrant's Board of Directors approved the decision to change independent accountants.

         (v) The Registrant has provided KPMG LLP with a copy of this disclosure and requested that KPMG LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of the KPMG LLP letter addressed to the Commission is attached as Exhibit 16.1 to this Form 8-K.

  (b)    New independent accountants.

         (i) On March 28, 2001, the registrant engaged Arthur Andersen LLP as its independent accountants for the fiscal year ending December 30, 2001.

         (ii) Prior to March 2001, the Registrant had not consulted with Arthur Andersen LLP on items which involved the Registrant's accounting principles or the type of audit opinion to be issued on the Registrant's consolidated financial statements, but did discuss with Arthur Andersen LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors.


ITEM 7.  EXHIBITS

  16.1   Letter regarding change in certifying accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 30, 2001



                                     Ablest Inc.
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                                     (Registrant)


                                     /s/ Mark P. Kashmanian
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                                         Mark P. Kashmanian
                                         Treasurer and Chief Accounting Officer




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                                 EXHIBIT INDEX


Exhibit No.       Description
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   16.1           Letter regarding change in certifying accountants






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